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                                                                   Exhibit 10.49

                            NOTICE OF FINAL AGREEMENT
                                 LOAN NO. 753821

     THIS NOTICE OF FINAL AGREEMENT is made this ______ day of February, 2004, and is incorporated by and into and shall be deemed to amend and supplement any and all documents constituting "Loan Agreements" as defined by Section 26.02 of the Texas Business & Commerce Code, executed by and among INLAND WESTERN SAN ANTONIO LIMITED PARTNERSHIP, an Illinois limited partnership ("BORROWER"), INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Guarantor"), and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("LENDER"), pertaining to the property located at 125 NW Loop 410, San Antonio, Texas, and the loan in the stated aggregate principal amount of $32,528,000.00 evidenced by that Secured Promissory Note of even date herewith executed by Borrower to Lender, and such term shall also include said Secured Promissory Note, as well as that Deed of Trust, Security Agreement and Assignment of Rents, that Assignment of Lease and Rents, that Assignment of Management Agreement and Subordination of Management Fees Agreement, that Guaranty, and that Environmental Indemnity Agreement, each of even date herewith from Borrower and/or Guarantor to Lender, but shall exclude the Commitment dated December 18, 2003.

     In addition to the covenants made in the Loan Agreements, Borrower and Lender further covenant and agree as follows:

     1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreements and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

     2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before, contemporaneously with, or subsequent to the execution of the Loan Agreements.

     3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             SIGNATURE PAGES FOLLOW

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                          SIGNATURE PAGE OF BORROWER TO
                            NOTICE OF FINAL AGREEMENT


                         INLAND WESTERN SAN ANTONIO LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By:  INLAND WESTERN SAN ANTONIO GP, L.L.C.,
                              a Delaware limited liability company, its General Partner

                              By:  INLAND WESTERN RETAIL REAL
                                   ESTATE TRUST, INC., a Maryland
                                   corporation, its Sole Member


                                   By:    /s/ Valerie Medina
                                        --------------------------
                                        Name:   Valerie Medina
                                              --------------------
                                        Title:  Asst. Secretary
                                                ------------------

                                        2
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                         SIGNATURE PAGE OF GUARANTOR TO
                            NOTICE OF FINAL AGREEMENT

                                            INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation


                                            By:   /s/ Valerie Medina
                                                 ---------------------
                                            Name:    Valerie Medina
                                                 ---------------------
                                            Title:   Asst. Secretary
                                                  --------------------

                                        3
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                           SIGNATURE PAGE OF LENDER TO
                            NOTICE OF FINAL AGREEMENT

                             PRINCIPAL LIFE INSURANCE COMPANY, an
                             Iowa corporation

                             By:   PRINCIPAL REAL ESTATE
                                   INVESTORS, LLC, a Delaware limited
                                   liability company, its authorized signatory


                                   By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                   By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

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